UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 23, 2007

Fremont General Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-08007	95-2815260
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2425 Olympic Boulevard, 3rd Floor, Santa Monica, California		90404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 315-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2007, Fremont General Corporation (the "Company") granted an award of 170,000 shares of restricted common stock to Alan W. Faigin, Senior Vice President, Secretary, General Counsel and Chief Legal Officer, pursuant to the Company’s stockholder approved 2006 Performance Incentive Stock Plan, a copy of which was previously filed as Exhibit 1 to the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2006, and the terms of a Restricted Stock Agreement, a copy of which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2006, and is incorporated herein by reference. Restrictions on these shares will be released at a rate of 50% per year beginning on March 31, 2008. The shares of restricted stock awarded to Mr. Faigin include dividend rights.

Effective August 27, 2007, the Company entered into an amendment (the "Amendment") to a letter agreement dated April 2, 2007 (the "Letter Agreement") with Mr. Faigin pursuant to which a retention bonus of a cash amount equal to one year’s base salary is payable to him on April 1, 2008. Mr. Faigin’s current annual base salary is $425,000. The Amendment makes amounts to be paid under the Letter Agreement consistent with those entered into with other senior officers within the Company, making amounts payable in four equal quarterly installments on the following schedule: one quarter of the bonus amount will be paid immediately and an additional one quarter of the bonus amount will be paid on each of October 1, 2007, January 1, 2008 and April 1, 2008. Any unpaid portion of the retention bonus will be forfeited in the event Mr. Faigin should voluntarily resign his position prior to such payment dates. The foregoing description of the Letter Agreement and Amendment is qualified in its entirety by reference to the Letter Agreement and Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Effective August 27, 2007, the Company entered into a letter agreement with Ronald J. Nicolas, Jr., the Company’s Senior Vice President, Treasurer, Chief Financial Officer and Chief Accounting Officer (the "Agreement"), pursuant to which a retention bonus of a cash amount equal to one year’s base salary is payable to him. Mr. Nicolas’ current annual base salary is $350,000. The amounts payable under the Agreement will be paid in four equal quarterly installments on the following dates: October 1, 2007, January 1, 2008, April 1, 2008 and July 1, 2008. Any unpaid portion of the retention bonus will be forfeited in the event Mr. Nicolas should voluntarily resign his position prior to such payment dates. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number Description

10.1 Letter Agreement, dated April 2, 2007, and Letter Agreement Amendment dated August 27, 2007, between the Company and Alan W. Faigin

10.2 Letter Agreement, dated August 27, 2007, between the Company and Ronald J. Nicolas, Jr.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Forward-Looking Statements

This report may contain “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and the Company’s currently reported results are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. These statements and the Company’s reported results are not guarantees of future performance and there can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially and adversely from the Company’s projected or reported results as a result of significant risks, uncertainties and assumptions that are difficult to predict, including:

• the impact of the Company’s withdrawal from the sub-prime residential real estate mortgage lending business;
• the probability of the closing of the transactions outlined in the definitive agreement for the minority investment in the Company;
• the probability of the completion of the proposed agreement to sell substantially all of the Company’s sub-prime residential real estate business and loans;
• changes in the interest rate and competitive environments;
• changes in general and specific economic conditions and trends;
• changes in asset and loan valuations and the costs of originating loans;
• changes in the volumes of loans originated, loans sold, the pricing of existing and future loans, and the values realized upon the sale of such loans;
• access to the necessary capital and deposit resources to fund loan originations and the condition of the whole loan sale and securitization markets;
• the impact of home price valuations and other changes in the commercial and residential real estate markets;
• the effect of litigation, state and federal legislation and regulations, and development of, and the variability in determining, the allowance for loan losses;
• the impact of the Cease and Desist Order issued by the Federal Deposit Insurance Corporation on the Company’s ability to conduct its business;
• the impact of changes in federal and state tax laws and interpretations, including tax rate changes;
• the ability to maintain an effective system of internal and financial disclosure controls, and to identify and remediate any control deficiencies, under the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; and
• other events and factors beyond our control.

For a more detailed discussion of risks and uncertainties, see the Company’s other public filings with the SEC. The Company undertakes no obligation to publicly update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fremont General Corporation

August 28, 2007	By:	/s/ Louis J. Rampino

Name: Louis J. Rampino
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement, dated April 2, 2007, and Letter Agreement Amendment dated August 27, 2007, between the Company and Alan W. Faigin
10.2	Letter Agreement, dated August 27, 2007, between the Company and Ronald J. Nicolas, Jr.